SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Travelers Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE TRAVELERS COMPANIES, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials For the Shareholder Meeting to be held on May 5, 2009
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

THE TRAVELERS COMPANIES, INC. 385 WASHINGTON STREET SAINT PAUL, MN 55102-1396

Proxy Materials Available
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy.
Please make your request for a copy as instructed below on or before April 21, 2009 to facilitate timely delivery.
PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view and/or download a printable copy of the materials online or you can request to receive a paper or e-mail copy by following the instructions below.

You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2009 Annual Meeting of Shareholders. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO VIEW AND/OR PRINT MATERIALS VIA THE INTERNET
Have the 12-Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com

2) BY TELEPHONE -  1-800-579-1639

3) BY E-MAIL*        -  sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on page 3 of 4) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	May 5, 2009

Should you choose to vote these shares in person at the meeting, you must meet the attendance requirements set forth in the Proxy Statement. You will need proof of identification along with either this Notice or proof of ownership. At the meeting, you will need to request a ballot to vote these shares.

Meeting Time:	10:30 a.m., CDT
For holders as of:	March 6, 2009

Meeting Location:
The Travelers Companies, Inc.
385 Washington Street
Saint Paul, Minnesota 55102
Meeting Directions:		Vote By Internet
For driving directions to the Annual Meeting, please see the “Notice of Internet Availability of Proxy Materials - FAQs” posted on our website at www.travelers.com under “Investors.”

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 4, 2009. Have this Notice in hand when you access the website and follow the instructions.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 and 3 AND A VOTE AGAINST PROPOSAL 4.

1.	Proposal to elect the twelve directors listed below.

1a.	Alan L. Beller	1g.	Patricia L. Higgins

1b.	John H. Dasburg	1h.	Thomas R. Hodgson

1c.	Janet M. Dolan	1i.	Cleve L. Killingsworth, Jr.

1d.	Kenneth M. Duberstein	1j.	Robert I. Lipp

1e.	Jay S. Fishman	1k.	Blythe J. McGarvie

1f.	Lawrence G. Graev	1l.	Laurie J. Thomsen

2.	Proposal to ratify the appointment of KPMG LLP as Travelers’ independent registered public accounting firm for 2009.

3.	Proposal to re-approve the material terms of the performance goals under Travelers’ Amended and Restated 2004 Stock Incentive Plan.

4.	Shareholder proposal relating to political contributions.

To: Current Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any stock held for you through the Company’s 401(k) Savings Plan and/or its Amended and Restated 2004 Stock Incentive Plan.

By now, you also should have received an email with a link that allows you to view or download the following materials online: (1) the 2008 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated March 17, 2009. Please refer to these materials when voting your shares.

If you have not received the email regarding the Annual Report and/or the Proxy Statement, you may view or download them online at www.proxyvote.com. Also, you may request paper copies of both documents by sending an e-mail to Bob Bradshaw in Hartford or Amy Tauzell in Saint Paul. Please include your full name and mail code in the request.

March 17, 2009

THE TRAVELERS COMPANIES, INC.

2009 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT VOTING INSTRUCTIONS FOR PARTICIPANTS IN

THE TRAVELERS COMPANIES, INC.

401(k) SAVINGS PLAN

AND

AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

Dear Participant,

As described in the proxy statement, the annual meeting of the shareholders of The Travelers Companies, Inc. (the “Company”) will be held on May 5, 2009 at 10:30 a.m., Central Daylight Time, at the Company’s office at 385 Washington Street, St. Paul, MN 55102 (“Annual Meeting”). The purpose of the Annual Meeting is to consider and to vote upon the following matters:

•	Election of the 12 directors listed in the proxy statement.

•	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for 2009.

•	Re-approval of the material terms of the performance goals under the Amended and Restated 2004 Stock Incentive Plan.

•	Consideration of a shareholder proposal relating to political contributions, if presented at the Annual Meeting.

•	Consideration of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please read the proxy statement as it contains important information concerning these matters.

The enclosed proxy card identifies the number of shares you are entitled to vote within each of the Company’s 401(k) Savings Plan (“Savings Plan”) and/or its Amended and Restated 2004 Stock Incentive Plan (“2004 Plan”) (together, the “Plans”), as applicable. If you are also a shareholder of record, the number of shares you own of record on the books of our stock transfer agent, Wells Fargo Bank, N.A., is shown separately on the proxy card after the words “Travelers Common.”

Savings Plan

If you are a participant in the Savings Plan, you are entitled to vote any shares of Company common stock and/or Series B convertible preferred stock held in the Savings Plan for your account as of the record date, March 6, 2009. To vote your shares in the Savings Plan (which includes a Common Stock Fund and a Preferred Stock Fund), you must direct the trustee, Fidelity Management Trust Company, how to vote the shares of Company stock credited to your account.

2004 Plan

If you are a participant in the 2004 Plan, you have the right to direct the plan administrator as to how to vote shares of Company common stock held in your name and/or account under the plan. The enclosed proxy card will serve as voting instructions to the respective trustee or administrator for the shares held for you through either of the Plans. Alternatively, you may direct the respective trustee or administrator how to vote by using the same telephone or Internet voting procedures described on the enclosed proxy card. Your voting directions will be kept confidential.

All voting instructions for shares held for you under one or both of the Plans, whether by mail, telephone or Internet, must be received no later than 11:59 P.M. Eastern Daylight Time on May 1, 2009, in order to be processed in a timely manner.

If your voting instructions with respect to shares held for you under one or both of the Plans are not received by 11:59 P.M. Eastern Daylight Time on May 1, 2009, the following will occur:

Savings Plan

•

Shares held in the Savings Plan for which no voting directions are received by the trustee will be voted in the same proportion as shares for which voting directions from other participants have been received by the trustee.

2004 Plan

•	Shares held in the 2004 Plan for which no voting directions are received by the plan administrator will not be voted.

Questions regarding the voting of Company stock held in either of these Plans should be directed to me at (917) 778-6828.

Sincerely,

Matthew S. Furman Senior Vice President and Corporate Secretary

To: Former Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any stock held for you through the Company’s 401(k) Savings Plan and/or its Amended and Restated 2004 Stock Incentive Plan.

In addition, enclosed are the following materials: (1) the 2008 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated March 17, 2009. You may also view or download these materials online at www.proxyvote.com. Please refer to these materials when voting your shares.

March 17, 2009